UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 12, 2026

Independence Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-36041	26-4567130
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1835 Market Street, Suite 2601
Philadelphia, Pennsylvania, 19103
(Address of Principal Executive Office) (Zip Code)

(267) 270-4800
(Registrant’s telephone number, including area code)

N/A
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	IRT	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On June 12, 2026, Independence Realty Trust, Inc. (the “Company”) and Independence Realty Operating Partnership, LP, the limited partnership through which the Company owns its assets and conducts its operations (the “Operating Partnership”), filed with the U.S. Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement on Form S-3ASR (Registration No. 333-296751) (the “New Registration Statement”) to replace its then existing automatic shelf registration statement on Form S-3ASR (Registration No. 333-272640) filed with the SEC on June 14, 2023 (the “Prior Registration Statement”), which was scheduled to expire on June 14, 2026. In connection with the expiration of the Prior Registration Statement, the Company and the Operating Partnership delivered written notice of its intention to terminate the Equity Distribution Agreement, dated as of July 28, 2023 (the “Sales Agreement”), by and among the Company, the Operating Partnership and each of the Managers and Forward Purchasers party to the Sales Agreement, relating to the Company’s offer and sale, from time to time, to or through the Managers as sales agents and/or principals or as forward sellers, as agents for the Forward Purchasers, shares of its common stock, $0.01 par value per share, up to an aggregate gross sales price of $450,000,000.

The termination of the Sales Agreement was effective as of the close of business on June 12, 2026. The Company is not subject to any termination penalties related to the termination of the Sales Agreement.

The foregoing description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the Sales Agreement, a copy of which was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 28, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

June 12, 2026	By:	/s/ James J. Sebra
	Name:	James J. Sebra
	Title:	President, Chief Financial Officer and Treasurer